News Release

Media Contact: Jennifer Garber
24-Hour: 800.559.3853

Analyst Contact: Jack Sullivan
Office: 980.373.3564

May 9, 2022

Duke Energy reports first-quarter 2022 financial results
▪First-quarter 2022 reported EPS of $1.08 and adjusted EPS of $1.30
▪Results driven by continued strength in Electric Utilities and Infrastructure, partially offset by 7 cents of higher expenses related to severe winter storms
▪North Carolina making meaningful progress implementing House Bill 951
▪Company reaffirms 2022 adjusted EPS guidance range of $5.30 to $5.60 and long-term adjusted EPS growth rate of 5% to 7% through 2026 off 2021 original midpoint of $5.15
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced first-quarter 2022 reported EPS of $1.08, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.30. This is compared to reported EPS of $1.25 and adjusted EPS of $1.26 for the first quarter of 2021.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between the first-quarter 2022 reported and adjusted EPS is due to the net impact of charges related to the 2022 Indiana Supreme Court ruling on coal ash.
Higher first-quarter 2022 adjusted results were primarily driven by higher volumes in the Electric Utilities and Infrastructure segment, complemented by growth and rate case contributions in the Gas Utilities and Infrastructure segment. These items were partially offset by higher O&M, including storms, and fewer commercial renewable projects placed in service.
“We started the year off with strong results, delivering on our commitments and making meaningful progress on our clean energy strategy across our jurisdictions,” said Lynn Good, Duke Energy chair, president and chief executive officer. “We have a clear path forward for 2022 and our five-year, $63 billion capital plan will deliver sustainable long-term value as we continue reducing carbon emissions, retiring coal generation, and growing our renewable energy portfolio.”
“As a result, we’re reaffirming our full-year adjusted earnings guidance range of $5.30 to $5.60, with a midpoint of $5.45 and our long-term adjusted EPS growth rate of 5% to 7% through 2026, off the original 2021 midpoint.”

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Business segment results
In addition to the following summary of first-quarter 2022 business segment performance, comprehensive tables with detailed EPS drivers for the first quarter compared to prior year are provided at the end of this news release.
The discussion below of first-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported basis, Electric Utilities and Infrastructure recognized first-quarter 2022 segment income of $723 million, compared to segment income of $820 million in the first quarter of 2021. First-quarter 2022 results include the net impact of charges related to the 2022 Indiana Supreme Court ruling on coal ash. These charges were treated as special items and excluded from adjusted earnings.
On an adjusted basis, Electric Utilities and Infrastructure recognized first-quarter 2022 segment income of $896 million, compared to segment income of $820 million in the first quarter of 2021, an increase of $0.10 per share. Higher quarterly results were primarily due to volumes and pricing (+$0.24 per share) partially offset by higher storm expenses (-$0.07 per share), higher other O&M expenses (-$0.04 per share) and riders and other retail margin (-$0.04 per share).
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized a first-quarter 2022 segment income of $254 million. Compared to reported and adjusted income of $245 million and $250 million, respectively, in the first quarter of 2021. Flat quarterly results were primarily driven by rate case impacts (+$0.04 per share) and riders and other retail margin (+$0.02 per share) offset by higher taxes (-$0.02 per share), higher O&M expenses (-$0.02 per share) and higher depreciation on a growing asset base (-$0.01 per share). First-quarter 2021 results included costs related to the cancellation of the ACP investment. These charges were treated as special items and excluded from adjusted earnings.
Commercial Renewables
On a reported and adjusted basis, Commercial Renewables recognized first-quarter 2022 segment income of $11 million, compared to reported and adjusted segment income of $27 million in the first quarter of 2021. This represents a decrease of $0.02 per share. Lower quarterly results were primarily driven by fewer renewable projects placed in service in 2022 (-$0.06 per share), partially offset by impacts from Texas Storm Uri in 2021 (+$0.04 per share).

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Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a first-quarter 2022 net loss of $170 million compared to a net loss of $139 million in the first quarter of 2021, a decrease of $0.04 per share. Lower quarterly results were primarily due to lower returns on investments (-$0.03 per share) and higher interest expense (-$0.01 per share).
Effective tax rate
Duke Energy's consolidated reported effective tax rate for the first-quarter of 2022 was (1.7)% compared to 8.2% in the first quarter of 2021. The decrease in the effective tax rate was primarily due to an increase in the amortization of excess deferred taxes.
The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items for the first quarter of 2022 was 4.4% compared to 8.1% in the first quarter of 2021. The decrease was primarily due to an increase in the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss first-quarter 2022 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chair, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 833.927.1758 in the U.S. or 929.526.1599 outside the U.S. The confirmation code is 527418. Please call in 10 to 15 minutes prior to the scheduled start time.
A recording of the webcast with transcript will be available on the investors' section of the company’s website by May 10.

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Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported earnings per share to adjusted earnings per share for first-quarter 2022 and 2021 financial results:

(In millions, except per share amounts)	After-Tax Amount	1Q 2022 EPS	1Q 2021 EPS
EPS, as reported		$1.08	$1.25
Adjustments to reported EPS:
First Quarter 2022
Regulatory matters	$173	0.22
First Quarter 2021
Gas pipeline investments	$5		0.01
Total adjustments		$0.22	$0.01
EPS, adjusted		$1.30	$1.26
Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:
•Regulatory matters represents the net impact of charges related to the 2022 Indiana Supreme Court ruling on coal ash.
•Gas pipeline investments represents additional exit obligations related to ACP.

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Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income (loss) and other net loss. Segment income (loss) is defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income (loss) includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income (loss) adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income (loss) and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. Its electric utilities serve 8.2 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 50,000 megawatts of energy capacity. Its natural gas unit serves 1.6 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The company employs 28,000 people.

Duke Energy is executing an aggressive clean energy transition to achieve its goals of net-zero methane emissions from its natural gas business and at least a 50% carbon reduction from electric generation by 2030 and net-zero carbon emissions by 2050. The 2050 net-zero goals also include Scope 2 and certain Scope 3 emissions. In addition, the company is investing in major electric grid enhancements and energy storage, and exploring zero-emission power generation technologies such as hydrogen and advanced nuclear.

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Duke Energy was named to Fortune’s 2022 “World’s Most Admired Companies” list and Forbes’ “America’s Best Employers” list. More information is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos and videos. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The impact of the COVID-19 pandemic;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

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◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility's generation mix, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;
◦The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values;
◦Asset or business acquisitions and dispositions, including our ability to successfully consummate the second closing of the minority investment in Duke Energy Indiana, may not yield the anticipated benefits;
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and
◦The ability to implement our business strategy, including its carbon emission reduction goals.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2022
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Regulatory Matters		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$723	$173	A	$173	$896
Gas Utilities and Infrastructure	254	—		—	254
Commercial Renewables	11	—		—	11
Total Reportable Segment Income	988	173		173	1,161
Other	(170)	—		—	(170)
Net Income Available to Duke Energy Corporation Common Stockholders	$818	$173		$173	$991
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.08	$0.22		$0.22	$1.30
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A — Net of $62 million tax benefit. $211 million recorded within Impairment of assets and other charges and $46 million within Operating revenues related to the Duke Energy Indiana Supreme Court ruling on the Condensed Consolidated Statements of Operations. $22 million recorded within Noncontrolling Interests related to the same Duke Energy Indiana Supreme Court ruling.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2021
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Gas Pipeline Investments		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$820	$—		$—	$820
Gas Utilities and Infrastructure	245	5	A	5	250
Commercial Renewables	27	—		—	27
Total Reportable Segment Income	1,092	5		5	1,097
Other	(139)	—		—	(139)
Net Income Available to Duke Energy Corporation Common Stockholders	$953	$5		$5	$958
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.25	$0.01		$0.01	$1.26
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A — Net of $1 million tax benefit. $6 million of exit obligations recorded within Equity in earnings (losses) of unconsolidated affiliates on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 769 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
March 2022
(Dollars in millions)

	Three Months Ended March 31, 2022
	Balance	Effective Tax Rate

Reported Income Before Income Taxes	$806
Regulatory Matters	257
Noncontrolling Interests	13
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,037

Reported Income Tax Expense	$(14)	(1.7)%
Regulatory Matters	62
Noncontrolling Interest Portion of Income Taxes(a)	(2)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$46	4.4%
(a)    Income tax related to non-pass through entities for tax purposes.

	Three Months Ended March 31, 2021
	Balance	Effective Tax Rate

Reported Income Before Income Taxes	1,025
Gas Pipeline Investments	6
Noncontrolling Interests	51
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,043

Reported Income Tax Expense	84	8.2%
Gas Pipeline Investments	1
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$85	8.1%

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
March 2022 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2021 YTD Reported Earnings Per Share	$1.07	$0.32	$0.04	$(0.18)	$1.25
Gas Pipeline Investments	—	0.01	—	—	0.01
2021 YTD Adjusted Earnings Per Share	$1.07	$0.33	$0.04	$(0.18)	$1.26
Weather	(0.01)	—	—	—	(0.01)
Volume(a)	0.24	—	—	—	0.24
Riders and Other Retail Margin(b)	(0.04)	0.02	—	—	(0.02)
Rate case impacts, net(c)	0.01	0.04	—	—	0.05
Wholesale	0.02	—	—	—	0.02
Operations and maintenance, net of recoverables(d)	(0.11)	(0.02)	—	—	(0.13)
Duke Energy Renewables(e)	—	—	(0.02)	—	(0.02)
Interest Expense	—	—	—	(0.01)	(0.01)
AFUDC Equity	0.01	—	—	—	0.01
Depreciation and amortization(f)	—	(0.01)	—	—	(0.01)
Other(g)	(0.02)	(0.03)	—	(0.03)	(0.08)
Total variance before share count	$0.10	$—	$(0.02)	$(0.04)	$0.04
Change in share count	—	—	—	—	—
2022 YTD Adjusted Earnings Per Share	$1.17	$0.33	$0.02	$(0.22)	$1.30
Regulatory Matters	(0.22)	—	—	—	(0.22)
2022 YTD Reported Earnings Per Share	$0.95	$0.33	$0.02	$(0.22)	$1.08

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 769 million shares to 770 million.

(a)    Includes block and seasonal pricing (+$0.07).
(b)    Electric Utilities and Infrastructure includes lower base rate capacity contracts and lower late payment revenues.
(c)    Electric Utilities and Infrastructure includes the net impact of the DEF SBRA and multiyear rate plan. Gas Utilities and Infrastructure includes the net impact of the PNG North Carolina rate case, effective November 2021.
(d)    Primarily due to winter storms in the current year (-$0.07) at Electric Utilities and Infrastructure.
(e)    Primarily due to fewer renewable projects placed in service in the current year (-$0.06), partially offset by Texas Storm Uri impacts in the prior year (+$0.04).
(f)    Excludes rate case impacts.
(g)    Electric Utilities and Infrastructure includes higher property tax expense and GIC minority interest, partially offset by lower income taxes. Gas Utilities and Infrastructure includes higher taxes. Other includes lower returns on investments.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2022	2021
Operating Revenues
Regulated electric	$5,933	$5,219
Regulated natural gas	1,002	749
Nonregulated electric and other	197	182
Total operating revenues	7,132	6,150
Operating Expenses
Fuel used in electric generation and purchased power	1,817	1,443
Cost of natural gas	481	276
Operation, maintenance and other	1,630	1,402
Depreciation and amortization	1,320	1,226
Property and other taxes	392	353
Impairment of assets and other charges	215	—
Total operating expenses	5,855	4,700
Gains on Sales of Other Assets and Other, net	2	—
Operating Income	1,279	1,450
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	25	(17)
Other income and expenses, net	89	127
Total other income and expenses	114	110
Interest Expense	587	535
Income Before Income Taxes	806	1,025
Income Tax (Benefit) Expense	(14)	84
Net Income	820	941
Add: Net Loss Attributable to Noncontrolling Interests	37	51
Net Income Attributable to Duke Energy Corporation	857	992
Less: Preferred Dividends	39	39
Net Income Available to Duke Energy Corporation Common Stockholders	$818	$953

Earnings Per Share – Basic and Diluted
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.08	$1.25
Weighted average shares outstanding
Basic and Diluted	770	769

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	March 31, 2022	December 31, 2021
ASSETS
Current Assets
Cash and cash equivalents	$853	$343
Receivables (net of allowance for doubtful accounts of $68 at 2022 and $46 at 2021)	1,148	1,173
Receivables of VIEs (net of allowance for doubtful accounts of $72 at 2022 and $76 at 2021)	2,590	2,437
Inventory	3,171	3,199
Regulatory assets (includes $105 at 2022 and 2021 related to VIEs)	2,334	2,150
Other (includes $249 at 2022 and $256 at 2021 related to VIEs)	946	638
Total current assets	11,042	9,940
Property, Plant and Equipment
Cost	163,700	161,819
Accumulated depreciation and amortization	(51,517)	(50,555)
Facilities to be retired, net	133	144
Net property, plant and equipment	112,316	111,408
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,800 at 2022 and $1,823 at 2021 related to VIEs)	12,506	12,487
Nuclear decommissioning trust funds	9,827	10,401
Operating lease right-of-use assets, net	1,255	1,266
Investments in equity method unconsolidated affiliates	976	970
Other (includes $111 at 2022 and $92 at 2021 related to VIEs)	3,995	3,812
Total other noncurrent assets	47,862	48,239
Total Assets	$171,220	$169,587
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$3,175	$3,629
Notes payable and commercial paper	3,262	3,304
Taxes accrued	642	749
Interest accrued	575	533
Current maturities of long-term debt (includes $395 at 2022 and $243 at 2021 related to VIEs)	3,884	3,387
Asset retirement obligations	648	647
Regulatory liabilities	1,238	1,211
Other	2,001	2,471
Total current liabilities	15,425	15,931
Long-Term Debt (includes $4,687 at 2022 and $4,854 at 2021 related to VIEs)	62,196	60,448
Other Noncurrent Liabilities
Deferred income taxes	9,673	9,379
Asset retirement obligations	12,112	12,129
Regulatory liabilities	16,037	16,152
Operating lease liabilities	1,068	1,074
Accrued pension and other post-retirement benefit costs	832	855
Investment tax credits	831	833
Other (includes $360 at 2022 and $319 at 2021 related to VIEs)	1,794	1,650
Total other noncurrent liabilities	42,347	42,072
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2022 and 2021	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2022 and 2021	989	989
Common Stock, $0.001 par value, 2 billion shares authorized; 770 million shares outstanding at 2022 and 769 million shares outstanding at 2021	1	1
Additional paid-in capital	44,364	44,371
Retained earnings	3,323	3,265
Accumulated other comprehensive loss	(204)	(303)
Total Duke Energy Corporation stockholders' equity	49,446	49,296
Noncontrolling interests	1,806	1,840
Total equity	51,252	51,136
Total Liabilities and Equity	$171,220	$169,587

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$820	$941
Adjustments to reconcile net income to net cash provided by operating activities	975	1,147
Net cash provided by operating activities	1,795	2,088

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(2,699)	(3,137)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,404	1,185

Net increase in cash, cash equivalents and restricted cash	500	136
Cash, cash equivalents and restricted cash at beginning of period	520	556
Cash, cash equivalents and restricted cash at end of period	$1,020	$692

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,940	$—	$—	$—	$(7)	$5,933
Regulated natural gas	—	1,025	—	—	(23)	1,002
Nonregulated electric and other	62	7	121	30	(23)	197
Total operating revenues	6,002	1,032	121	30	(53)	7,132
Operating Expenses
Fuel used in electric generation and purchased power	1,837	—	—	—	(20)	1,817
Cost of natural gas	—	481	—	—	—	481
Operation, maintenance and other	1,426	182	82	(28)	(32)	1,630
Depreciation and amortization	1,131	79	60	57	(7)	1,320
Property and other taxes	337	41	10	4	—	392
Impairment of assets and other charges	214	—	—	—	1	215
Total operating expenses	4,945	783	152	33	(58)	5,855
Gains (Losses) on Sales of Other Assets and Other, net	2	—	(1)	1	—	2
Operating Income (Loss)	1,059	249	(32)	(2)	5	1,279
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	4	(1)	20	—	25
Other income and expenses, net	112	13	1	(26)	(11)	89
Total Other Income and Expenses	114	17	—	(6)	(11)	114
Interest Expense	376	40	18	159	(6)	587
Income (Loss) Before Income Taxes	797	226	(50)	(167)	—	806
Income Tax Expense (Benefit)	83	(28)	(33)	(36)	—	(14)
Net Income (Loss)	714	254	(17)	(131)	—	820
Add: Net Loss Attributable to Noncontrolling Interest	9	—	28	—	—	37
Net Income (Loss) Attributable to Duke Energy Corporation	723	254	11	(131)	—	857
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$723	$254	$11	$(170)	$—	$818
Special Items	173	—	—	—	—	173
Adjusted Earnings(a)	$896	$254	$11	$(170)	$—	$991
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,281	$—	$—	$—	$(62)	$5,219
Regulated natural gas	—	772	—	—	(23)	749
Nonregulated electric and other	—	3	119	26	34	182
Total operating revenues	5,281	775	119	26	(51)	6,150
Operating Expenses
Fuel used in electric generation and purchased power	1,462	—	—	—	(19)	1,443
Cost of natural gas	—	276	—	—	—	276
Operation, maintenance and other	1,282	102	72	(24)	(30)	1,402
Depreciation and amortization	1,057	68	53	55	(7)	1,226
Property and other taxes	311	35	9	(3)	1	353
Total operating expenses	4,112	481	134	28	(55)	4,700
Operating Income	1,169	294	(15)	(2)	4	1,450
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	3	—	(27)	7	—	(17)
Other income and expenses, net	101	17	2	14	(7)	127
Total Other Income and Expenses	104	17	(25)	21	(7)	110
Interest Expense	340	33	13	151	(2)	535
Income (Loss) Before Income Taxes	933	278	(53)	(132)	(1)	1,025
Income Tax Expense (Benefit)	113	33	(29)	(32)	(1)	84
Net Income (Loss)	820	245	(24)	(100)	—	941
Add: Net Loss Attributable to Noncontrolling Interest	—	—	51	—	—	51
Net Income (Loss) Attributable to Duke Energy Corporation	820	245	27	(100)	—	992
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$820	$245	$27	$(139)	$—	$953
Special Items	—	5	—	—	—	5
Adjusted Earnings(a)	$820	$250	$27	$(139)	$—	$958
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$88	$5	$4	$755	$1	$853
Receivables, net	694	312	102	41	(1)	1,148
Receivables of variable interest entities, net	2,590	—	—	—	—	2,590
Receivables from affiliated companies	77	194	621	800	(1,692)	—
Notes receivable from affiliated companies	569	—	—	515	(1,084)	—
Inventory	2,976	61	90	44	—	3,171
Regulatory assets	2,080	154	—	100	—	2,334
Other	591	29	175	217	(66)	946
Total current assets	9,665	755	992	2,472	(2,842)	11,042
Property, Plant and Equipment
Cost	139,603	14,195	7,399	2,599	(96)	163,700
Accumulated depreciation and amortization	(45,589)	(2,916)	(1,507)	(1,506)	1	(51,517)
Facilities to be retired, net	122	10	—	—	1	133
Net property, plant and equipment	94,136	11,289	5,892	1,093	(94)	112,316
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	11,299	734	—	472	1	12,506
Nuclear decommissioning trust funds	9,827	—	—	—	—	9,827
Operating lease right-of-use assets, net	858	15	131	251	—	1,255
Investments in equity method unconsolidated affiliates	106	247	510	113	—	976
Investment in consolidated subsidiaries	578	3	(7)	66,760	(67,334)	—
Other	2,354	362	117	2,825	(1,663)	3,995
Total other noncurrent assets	42,401	3,285	751	70,421	(68,996)	47,862
Total Assets	146,202	15,329	7,635	73,986	(71,932)	171,220
Segment reclassifications, intercompany balances and other	(1,412)	(159)	(614)	(69,735)	71,920	—
Segment Assets	$144,790	$15,170	$7,021	$4,251	$(12)	$171,220

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,239	$331	$103	$503	$(1)	$3,175
Accounts payable to affiliated companies	754	42	209	636	(1,641)	—
Notes payable to affiliated companies	293	402	35	369	(1,099)	—
Notes payable and commercial paper	—	—	—	3,262	—	3,262
Taxes accrued	621	101	(1)	(79)	—	642
Interest accrued	379	43	2	151	—	575
Current maturities of long-term debt	2,132	—	298	1,459	(5)	3,884
Asset retirement obligations	648	—	—	—	—	648
Regulatory liabilities	1,112	126	—	—	—	1,238
Other	1,370	127	91	513	(100)	2,001
Total current liabilities	9,548	1,172	737	6,814	(2,846)	15,425
Long-Term Debt	39,234	3,728	1,325	17,999	(90)	62,196
Long-Term Debt Payable to Affiliated Companies	1,653	7	—	—	(1,660)	—
Other Noncurrent Liabilities
Deferred income taxes	10,656	1,122	(504)	(1,602)	1	9,673
Asset retirement obligations	11,861	76	175	—	—	12,112
Regulatory liabilities	14,680	1,327	—	29	1	16,037
Operating lease liabilities	760	13	135	160	—	1,068
Accrued pension and other post-retirement benefit costs	277	36	(30)	549	—	832
Investment tax credits	829	2	—	—	—	831
Other	802	281	386	518	(193)	1,794
Total other noncurrent liabilities	39,865	2,857	162	(346)	(191)	42,347
Equity
Total Duke Energy Corporation stockholders' equity	55,483	7,562	4,029	49,517	(67,145)	49,446
Noncontrolling interests	419	3	1,382	2	—	1,806
Total equity	55,902	7,565	5,411	49,519	(67,145)	51,252
Total Liabilities and Equity	146,202	15,329	7,635	73,986	(71,932)	171,220
Segment reclassifications, intercompany balances and other	(1,412)	(159)	(614)	(69,735)	71,920	—
Segment Liabilities and Equity	$144,790	$15,170	$7,021	$4,251	$(12)	$171,220

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,888	$1,632	$1,355	$412	$822	$(107)	$6,002
Operating Expenses
Fuel used in electric generation and purchased power	448	574	490	127	319	(121)	1,837
Operation, maintenance and other	507	387	247	89	191	5	1,426
Depreciation and amortization	379	306	231	55	156	4	1,131
Property and other taxes	93	49	103	76	25	(9)	337
Impairment of assets and other charges	3	—	—	—	211	—	214
Total operating expenses	1,430	1,316	1,071	347	902	(121)	4,945
Gains (Losses) on Sales of Other Assets and Other, net	—	1	1	(1)	—	1	2
Operating Income	458	317	285	64	(80)	15	1,059
Other Income and Expenses, net(b)	55	25	18	4	10	2	114
Interest Expense	141	85	84	21	45	—	376
Income Before Income Taxes	372	257	219	47	(115)	17	797
Income Tax Expense	27	35	43	6	(37)	9	83
Net Income (Loss)	345	222	176	41	(78)	8	714
Add: Net Loss Attributable to Noncontrolling Interest(c)	—	—	—	—	—	9	9
Segment Income (Loss) Attributable to Duke Energy Corporation	$345	$222	$176	$41	$(78)	$17	$723
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $22 million for Duke Energy Carolinas, $7 million for Duke Energy Progress, $5 million for Duke Energy Florida, $2 million for Duke Energy Ohio and $7 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$4	$42	$13	$11	$19	$(1)	$88
Receivables, net	234	188	97	92	83	—	694
Receivables of variable interest entities, net	858	658	508	—	—	566	2,590
Receivables from affiliated companies	134	20	16	95	69	(257)	77
Notes receivable from affiliated companies	492	328	—	—	20	(271)	569
Inventory	1,040	940	463	104	430	(1)	2,976
Regulatory assets	652	595	505	27	301	—	2,080
Other	245	199	79	(3)	72	(1)	591
Total current assets	3,659	2,970	1,681	326	994	35	9,665
Property, Plant and Equipment
Cost	52,423	37,361	24,257	7,787	17,494	281	139,603
Accumulated depreciation and amortization	(18,058)	(13,691)	(6,003)	(2,139)	(5,693)	(5)	(45,589)
Facilities to be retired, net	98	24	—	—	—	—	122
Net property, plant and equipment	34,463	23,694	18,254	5,648	11,801	276	94,136
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,085	4,124	1,899	321	1,077	793	11,299
Nuclear decommissioning trust funds	5,441	3,872	514	—	—	—	9,827
Operating lease right-of-use assets, net	87	410	291	18	51	1	858
Investments in equity method unconsolidated affiliates	—	—	1	—	—	105	106
Investment in consolidated subsidiaries	57	14	3	276	1	227	578
Other	1,296	867	417	67	296	(589)	2,354
Total other noncurrent assets	9,966	9,287	3,125	1,278	1,425	17,320	42,401
Total Assets	48,088	35,951	23,060	7,252	14,220	17,631	146,202
Segment reclassifications, intercompany balances and other	(697)	(470)	(36)	(151)	209	(267)	(1,412)
Reportable Segment Assets	$47,391	$35,481	$23,024	$7,101	$14,429	$17,364	$144,790
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$752	$450	$532	$222	$268	$15	$2,239
Accounts payable to affiliated companies	267	260	120	18	187	(98)	754
Notes payable to affiliated companies	—	—	468	80	—	(255)	293
Taxes accrued	124	78	97	189	132	1	621
Interest accrued	140	76	84	23	56	—	379
Current maturities of long-term debt	1,367	568	77	—	31	89	2,132
Asset retirement obligations	251	268	1	13	115	—	648
Regulatory liabilities	465	378	91	38	140	—	1,112
Other	442	400	349	72	107	—	1,370
Total current liabilities	3,808	2,478	1,819	655	1,036	(248)	9,548
Long-Term Debt	12,803	10,396	8,374	2,549	4,089	1,023	39,234
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	1,035	1,653
Other Noncurrent Liabilities
Deferred income taxes	3,825	2,287	2,505	766	1,234	39	10,656
Asset retirement obligations	5,067	5,411	411	71	861	40	11,861
Regulatory liabilities	7,151	4,898	772	321	1,557	(19)	14,680
Operating lease liabilities	74	372	247	18	49	—	760
Accrued pension and other post-retirement benefit costs	48	218	161	80	168	(398)	277
Investment tax credits	286	128	236	3	177	(1)	829
Other	544	96	70	55	75	(38)	802
Total other noncurrent liabilities	16,995	13,410	4,402	1,314	4,121	(377)	39,865
Equity
Total Duke Energy Corporation stockholders equity	14,182	9,517	8,465	2,716	4,824	15,779	55,483
Noncontrolling interests(c)	—	—	—	—	—	419	419
Total equity	14,182	9,517	8,465	2,716	4,824	16,198	55,902
Total Liabilities and Equity	48,088	35,951	23,060	7,252	14,220	17,631	146,202
Segment reclassifications, intercompany balances and other	(697)	(470)	(36)	(151)	209	(267)	(1,412)
Reportable Segment Liabilities and Equity	$47,391	$35,481	$23,024	$7,101	$14,429	$17,364	$144,790
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$226	$805	$—	$1	$1,032
Operating Expenses
Cost of natural gas	107	374	—	—	481
Operation, maintenance and other	87	93	1	1	182
Depreciation and amortization	25	54	—	—	79
Property and other taxes	25	16	—	—	41
Total operating expenses	244	537	1	1	783
Operating (Loss) Income	(18)	268	(1)	—	249
Other Income and Expenses, net	2	10	4	1	17
Interest Expense	8	32	—	—	40
(Loss) Income Before Income Taxes	(24)	246	3	1	226
Income Tax (Benefit) Expense	(62)	33	1	—	(28)
Segment Income	$38	$213	$2	$1	$254
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$4	$—	$1	$—	$5
Receivables, net	9	303	—	—	312
Receivables from affiliated companies	—	79	187	(72)	194
Inventory	10	51	—	—	61
Regulatory assets	21	133	—	—	154
Other	11	15	2	1	29
Total current assets	55	581	190	(71)	755
Property, Plant and Equipment
Cost	4,031	10,109	54	1	14,195
Accumulated depreciation and amortization	(963)	(1,952)	—	(1)	(2,916)
Facilities to be retired, net	—	10	—	—	10
Net property, plant and equipment	3,068	8,167	54	—	11,289
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	275	349	—	110	734
Operating lease right-of-use assets, net	—	15	—	—	15
Investments in equity method unconsolidated affiliates	—	—	242	5	247
Investment in consolidated subsidiaries	—	—	—	3	3
Other	21	306	33	2	362
Total other noncurrent assets	620	719	275	1,671	3,285
Total Assets	3,743	9,467	519	1,600	15,329
Segment reclassifications, intercompany balances and other	41	(80)	(187)	67	(159)
Reportable Segment Assets	$3,784	$9,387	$332	$1,667	$15,170
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$156	$170	$5	$—	$331
Accounts payable to affiliated companies	8	48	63	(77)	42
Notes payable to affiliated companies	43	360	—	(1)	402
Taxes accrued	20	77	4	—	101
Interest accrued	8	35	—	—	43
Regulatory liabilities	28	98	—	—	126
Other	3	74	50	—	127
Total current liabilities	266	862	122	(78)	1,172
Long-Term Debt	619	2,969	44	96	3,728
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	317	815	(11)	1	1,122
Asset retirement obligations	53	22	—	1	76
Regulatory liabilities	272	1,041	—	14	1,327
Operating lease liabilities	—	13	—	—	13
Accrued pension and other post-retirement benefit costs	29	7	—	—	36
Investment tax credits	1	1	—	—	2
Other	42	185	53	1	281
Total other noncurrent liabilities	714	2,084	42	17	2,857
Equity
Total Duke Energy Corporation stockholders' equity	2,137	3,552	308	1,565	7,562
Noncontrolling interests	—	—	3	—	3
Total equity	2,137	3,552	311	1,565	7,565
Total Liabilities and Equity	3,743	9,467	519	1,600	15,329
Segment reclassifications, intercompany balances and other	41	(80)	(187)	67	(159)
Reportable Segment Liabilities and Equity	$3,784	$9,387	$332	$1,667	$15,170
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	23,029	23,769	(3.1%)	5.2%
General Service	18,053	17,308	4.3%	7.7%
Industrial	12,501	11,769	6.2%	4.1%
Other Energy Sales	137	139	(1.4%)	n/a
Unbilled Sales	(107)	(2,082)	94.9%	n/a
Total Retail Sales	53,613	50,903	5.3%	5.7%
Wholesale and Other	10,754	9,880	8.8%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	64,367	60,783	5.9%

Average Number of Customers (Electric)
Residential	7,053,270	6,926,828	1.8%
General Service	1,048,816	1,032,499	1.6%
Industrial	16,452	16,542	(0.5%)
Other Energy Sales	23,232	22,999	1.0%
Total Retail Customers	8,141,770	7,998,868	1.8%
Wholesale and Other	39	39	—%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,141,809	7,998,907	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	9,983	13,071	(23.6%)
Nuclear	22,278	18,972	17.4%
Hydro	590	963	(38.7%)
Natural Gas and Oil	22,202	17,584	26.3%
Renewable Energy	428	301	42.2%
Total Generation(d)	55,481	50,891	9.0%
Purchased Power and Net Interchange(e)	14,847	13,690	8.5%
Total Sources of Energy	70,328	64,581	8.9%
Less: Line Loss and Other	5,961	3,798	57.0%
Total GWh Sources	64,367	60,783	5.9%

Owned Megawatt (MW) Capacity(c)
Summer	49,671	50,374
Winter	53,001	53,795
Nuclear Capacity Factor (%)(f)	96	99

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	8,057	8,354	(3.6%)
General Service	6,846	6,570	4.2%
Industrial	4,983	4,758	4.7%
Other Energy Sales	77	75	2.7%
Unbilled Sales	235	(355)	166.2%
Total Retail Sales	20,198	19,402	4.1%	4.8%
Wholesale and Other	2,351	2,560	(8.2%)
Total Consolidated Electric Sales – Duke Energy Carolinas	22,549	21,962	2.7%

Average Number of Customers
Residential	2,361,578	2,312,795	2.1%
General Service	400,202	395,069	1.3%
Industrial	6,056	6,072	(0.3%)
Other Energy Sales	11,247	11,303	(0.5%)
Total Retail Customers	2,779,083	2,725,239	2.0%
Wholesale and Other	17	19	(10.5%)
Total Average Number of Customers – Duke Energy Carolinas	2,779,100	2,725,258	2.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,388	4,118	(42.0%)
Nuclear	15,258	11,651	31.0%
Hydro	338	619	(45.4%)
Natural Gas and Oil	6,239	4,496	38.8%
Renewable Energy	94	67	40.3%
Total Generation(d)	24,317	20,951	16.1%
Purchased Power and Net Interchange(e)	3,006	2,159	39.2%
Total Sources of Energy	27,323	23,110	18.2%
Less: Line Loss and Other	4,774	1,148	315.9%
Total GWh Sources	22,549	21,962	2.7%

Owned MW Capacity(c)
Summer	19,489	20,001
Winter	20,347	20,877
Nuclear Capacity Factor (%)(f)	98	101

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,613	1,683	(4.2%)
Cooling Degree Days	10	5	100.0%

Variance from Normal
Heating Degree Days	(6.1%)	(2.0%)
Cooling Degree Days	42.5%	(33.2%)

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,233	5,481	(4.5%)
General Service	3,796	3,441	10.3%
Industrial	3,134	2,452	27.8%
Other Energy Sales	12	19	(36.8%)
Unbilled Sales	(614)	(591)	(3.9%)
Total Retail Sales	11,561	10,802	7.0%	8.6%
Wholesale and Other	6,408	5,735	11.7%
Total Consolidated Electric Sales – Duke Energy Progress	17,969	16,537	8.7%

Average Number of Customers
Residential	1,425,173	1,398,644	1.9%
General Service	247,520	241,013	2.7%
Industrial	3,337	3,346	(0.3%)
Other Energy Sales	2,572	2,598	(1.0%)
Total Retail Customers	1,678,602	1,645,601	2.0%
Wholesale and Other	8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,678,610	1,645,609	2.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,772	2,207	(19.7%)
Nuclear	7,020	7,321	(4.1%)
Hydro	225	280	(19.6%)
Natural Gas and Oil	6,748	5,432	24.2%
Renewable Energy	52	49	6.1%
Total Generation(d)	15,817	15,289	3.5%
Purchased Power and Net Interchange(e)	2,090	1,811	15.4%
Total Sources of Energy	17,907	17,100	4.7%
Less: Line Loss and Other	(62)	563	(111.0%)
Total GWh Sources	17,969	16,537	8.7%

Owned MW Capacity(c)
Summer	12,464	12,468
Winter	13,605	13,612
Nuclear Capacity Factor (%)(f)	91	94

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,453	1,548	(6.1%)
Cooling Degree Days	28	14	100.0%

Variance from Normal
Heating Degree Days	(8.3%)	(2.3%)
Cooling Degree Days	143.9%	32.1%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,527	4,488	0.9%
General Service	3,345	3,216	4.0%
Industrial	805	812	(0.9%)
Other Energy Sales	9	6	50.0%
Unbilled Sales	446	(402)	210.9%
Total Retail Sales	9,132	8,120	12.5%	11.4%
Wholesale and Other	770	434	77.4%
Total Electric Sales – Duke Energy Florida	9,902	8,554	15.8%

Average Number of Customers
Residential	1,711,428	1,677,756	2.0%
General Service	207,134	204,033	1.5%
Industrial	1,906	1,955	(2.5%)
Other Energy Sales	3,762	3,786	(0.6%)
Total Retail Customers	1,924,230	1,887,530	1.9%
Wholesale and Other	10	7	42.9%
Total Average Number of Customers – Duke Energy Florida	1,924,240	1,887,537	1.9%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	823	1,036	(20.6%)
Natural Gas and Oil	7,964	7,176	11.0%
Renewable Energy	279	184	51.6%
Total Generation(d)	9,066	8,396	8.0%
Purchased Power and Net Interchange(e)	605	837	(27.7%)
Total Sources of Energy	9,671	9,233	4.7%
Less: Line Loss and Other	(231)	679	(134.0%)
Total GWh Sources	9,902	8,554	15.8%

Owned MW Capacity(c)
Summer	10,296	10,206
Winter	11,104	11,081

Heating and Cooling Degree Days
Actual
Heating Degree Days	297	295	0.7%
Cooling Degree Days	293	268	9.3%

Variance from Normal
Heating Degree Days	(18.6%)	(20.2%)
Cooling Degree Days	46.0%	40.4%

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,461	2,587	(4.9%)
General Service	2,151	2,172	(1.0%)
Industrial	1,296	1,335	(2.9%)
Other Energy Sales	26	26	—%
Unbilled Sales	(103)	(321)	67.9%
Total Retail Sales	5,831	5,799	0.6%	0.3%
Wholesale and Other	166	205	(19.0%)
Total Electric Sales – Duke Energy Ohio	5,997	6,004	(0.1%)

Average Number of Customers
Residential	793,488	785,987	1.0%
General Service	90,403	89,654	0.8%
Industrial	2,460	2,479	(0.8%)
Other Energy Sales	3,761	3,456	8.8%
Total Retail Customers	890,112	881,576	1.0%
Wholesale and Other	1	1	—%
Total Average Number of Customers – Duke Energy Ohio	890,113	881,577	1.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	898	966	(7.0%)
Natural Gas and Oil	5	2	150.0%
Total Generation(d)	903	968	(6.7%)
Purchased Power and Net Interchange(e)	5,829	5,781	0.8%
Total Sources of Energy	6,732	6,749	(0.3%)
Less: Line Loss and Other	735	745	(1.3%)
Total GWh Sources	5,997	6,004	(0.1%)

Owned MW Capacity(c)
Summer	1,076	1,076
Winter	1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,519	2,500	0.8%
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(1.7%)	(2.3%)
Cooling Degree Days	(100.0%)	(100.0%)

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,751	2,859	(3.8%)
General Service	1,915	1,909	0.3%
Industrial	2,283	2,412	(5.3%)
Other Energy Sales	13	13	—%
Unbilled Sales	(71)	(413)	82.8%
Total Retail Sales	6,891	6,780	1.6%	1.1%
Wholesale and Other	1,059	946	11.9%
Total Electric Sales – Duke Energy Indiana	7,950	7,726	2.9%

Average Number of Customers
Residential	761,603	751,646	1.3%
General Service	103,557	102,730	0.8%
Industrial	2,693	2,690	0.1%
Other Energy Sales	1,890	1,856	1.8%
Total Retail Customers	869,743	858,922	1.3%
Wholesale and Other	3	4	(25.0%)
Total Average Number of Customers – Duke Energy Indiana	869,746	858,926	1.3%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,102	4,744	(13.5%)
Hydro	27	64	(57.8%)
Natural Gas and Oil	1,246	478	160.7%
Renewable Energy	3	1	200.0%
Total Generation(d)	5,378	5,287	1.7%
Purchased Power and Net Interchange(e)	3,317	3,102	6.9%
Total Sources of Energy	8,695	8,389	3.6%
Less: Line Loss and Other	745	663	12.4%
Total GWh Sources	7,950	7,726	2.9%

Owned MW Capacity(c)
Summer	6,346	6,623
Winter	6,781	7,061

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,798	2,705	3.4%
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	1.8%	(1.6%)
Cooling Degree Days	(100.0%)	(100.0%)

(a)    Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	180,187,101	149,626,582	20.4%
Duke Energy Midwest LDC throughput (Mcf)	37,246,072	37,109,003	0.4%

Average Number of Customers – Piedmont Natural Gas
Residential	1,039,353	1,021,856	1.7%
Commercial	106,865	106,055	0.8%
Industrial	958	965	(0.7%)
Power Generation	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,147,195	1,128,895	1.6%

Average Number of Customers – Duke Energy Midwest
Residential	505,446	501,260	0.8%
General Service	44,906	44,628	0.6%
Industrial	1,601	1,610	(0.6%)
Other	133	131	1.5%
Total Average Number of Gas Customers – Duke Energy Midwest	552,086	547,629	0.8%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
March 2022

	Three Months Ended March 31,
	2022	2021	% Inc. (Dec.)
Renewable Plant Production, GWh	2,988	2,588	15.5%
Net Proportional MW Capacity in Operation(a)	4,753	4,294	10.7%
(a)    Includes 100% tax equity project capacity.